THIRD AMENDMENT AGREEMENT TO OPTION AGREEMENT

THIS AGREEMENT is dated for reference as of the 11th day of February, 2010.

BETWEEN:

GEOFFREY GOODALL
an individual, having an address at Unit 154, 101 – 1001 West Broadway Street, Vancouver, BC V6H 4E4

(the "Optionor")

OF THE FIRST PART

AND:

YATERRA VENTURES CORP.
a Nevada corporation, having an address at 1200 Dupont Street, Suite 2J, Bellingham, WA 98225

(the "Optionee")

OF THE SECOND PART

WHEREAS:

A. The Optionor is the beneficial owner of a mineral claim referred to as the “Frances Property” located in the Vancouver Mining District of British Columbia, Canada.

B. On October 27, 2009 the Optionor and the Optionee entered into an Amended Agreement to the Option Agreement pursuant to which the Optionor agreed to extend the due date of the Payment (as defined in the Amendment Agreement).

C. On December 10, 2009 the Optionor and the Optionee entered into a Second Amended Agreement to the Option Agreement pursuant to which the Optionor agreed to further extend the due date of certain payments, share issuances and Exploration Expenditures (as defined in the Option Agreement).

D. The Optionor has now agreed to further extend the due date of certain payments, share issuances and Exploration Expenditures on the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1.	The Optionee shall pay $500 CDN to the Optionor on execution of this Agreement.

2.	Section 2.1(a)(ii) of the Option Agreement is hereby deleted and replaced with the following:

	“(i)	paying the Optionor $13,500 CDN as follows:

		(A)	$500 CDN on or before June 1, 2010;

		(B)	an additional $3,000 CDN on July 1, 2010; and

		(C)	an additional $10,000 CDN within eighteen months of the Effective Date.”

3.	Section 2.1(a)(iii) of the Option Agreement is hereby deleted and replaced with the following:

	“(iii)	incurring Exploration Expenditures of $160,000 CDN on the Property as follows;

		(A)	$10,000 CDN on or before June 1, 2010; and

		(B)	a further $150,000 CDN on or before the second anniversary of the Effective Date.”

4.	Section 2.1(a)(iv) of the Option Agreement is hereby deleted and replaced with the following:

	“(iv)	Issuing shares of the Optionee’s common stock (the “Shares”) to the Optionor as follows:

		(A)	2,000 Shares on or before June 1, 2010;

		(B)	an additional 3,000 Shares on or before July 1, 2010; and

		(C)	an additional 10,000 Shares within eighteen months of the Effective Date.

(collectively referred to as the “Option Shares”)”

5.	The parties confirm that the terms, covenants and conditions of the Option Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

6.	This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Optionor and the Optionee acknowledges that it has been advised to obtain independent legal advice.

7.

Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

9.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written

SIGNED, SEALED AND DELIVERED
GEOFFREY GOODALL
in the presence of:

/s/ Geoffrey Goodall
Signature of Witness	GEOFFREY GOODALL

Name of Witness

Address

YATERRA VENTURES CORP.
by its authorized signatory:

/s/ David K. Ryan
Authorized Signatory